                        CAPITAL MARITIME & TRADING CORP.

               2005 SENIOR EXECUTIVE/DIRECTORS LONG-TERM INCENTIVE
                                COMPENSATION PLAN

1. PURPOSE

The purpose of this 2005 Senior Executive/Directors Long-Term Incentive
Compensation Plan (the "Plan") is to provide key senior executives and directors of Capital Maritime & Trading Corp. (the "Corporation") with incentives to continue and increase their efforts with respect to, and to remain in the employ or service of, the Corporation and its subsidiaries.

2. ELIGIBILITY

Eligibility for the Plan is limited to (a) the Chief Executive Officer of the
Corporation, (b) the Chief Operating Officer of the Corporation, (c) the Chief
Technical Officer of the Corporation, (d) the Chief Financial Officer of the
Corporation and (e) such other directors, officers and key employees of the
Corporation and its subsidiaries as the Board of Directors of the Corporation
(the "Board") or its Compensation Committee (the "Committee") may designate from time to time. Individuals eligible to participate in the plan are herein called
"Participant(s)".

3. AWARDS

3.1 Unless otherwise determined by the Committee, each Participant will receive an annual grant of performance shares ("Performance Shares"), share options
("Options") and/or stock appreciation rights ("SARs") (collectively, "Awards")
with respect to shares of the Corporation's common stock, $.001 par value per share ("Shares"). Unless otherwise specified by the Committee in the applicable
Award agreement, all or a portion of the Awards granted to a Participant will vest on the third anniversary of the date of grant, subject to the achievement of one or more performance conditions that the Board or the Committee will establish (the "Performance Conditions").

3.2 Performance Shares shall constitute issued and outstanding Shares for all purposes (including voting rights), provided that, except as determined by the
Committee, Performance Shares may not be transferred prior to vesting, and provided further that, unless otherwise determined by the Committee, although the Performance Shares will attract dividends prior to vesting, such dividends will be reinvested in additional Performance Shares that will vest when the original Performance Shares vest, if ever.

3.3 Upon vesting, each Option allows the holder to purchase a Share at an exercise price that is determined as of the date of grant. The exercise price for each Option shall be the Fair Market Value of a Share on the date of grant.
For

purposes of this Plan, "Fair Market Value" means with respect to Shares, as of any date, (a) the mean between the high and low sales prices of Shares (i) as reported by the New York Stock Exchange for such date or (ii) if Shares are listed on another stock exchange and not reported on the New York Stock
Exchange, as reported on the stock exchange composite tape for securities traded on such stock exchange for such date or, with respect to each of clauses (i) and
(ii), if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (b) in the event there shall be no public market for Shares on such date, the fair market value of Shares as determined in good faith by the Committee. Notwithstanding the foregoing, for purposes of each
Award granted pursuant to this Plan on the date of the initial public offering of Shares, the Fair Market Value per Share shall be deemed to be the initial public offering price per Share.

3.4 Upon vesting, each SAR entitles the holder to delivery of cash or Shares (as determined by the Committee in the applicable Award agreement) that have a value equal to the Fair Market Value of a Share as of the date of exercise less the exercise price of the SAR. The exercise price for each SAR shall be the Fair
Market Value of a Share on the date of grant.

4. TERM OF THE PLAN AND OF OPTIONS/SARS

The Plan shall become effective on the date on which it is adopted by the Board;
provided that the Plan's effectiveness is contingent upon consummation of an initial public offering of Shares. The Plan shall terminate on the tenth anniversary of the date such initial public offering is consummated. Options and
SARs may not be exercised more than ten years after the date they are granted.

5. PERFORMANCE PERIODS

Each performance period ("Period") shall have a duration of three years, unless otherwise determined by the Board or the Committee; provided that the initial
Period under the Plan shall terminate on December 31, 2007.

6. PERFORMANCE FORMULA

The vesting of Awards shall be subject to the satisfaction of such objective
Performance Condition(s), which at the date of adoption of this Plan shall be in accordance with Schedule 1 hereof, as shall be determined by the Board or the
Committee and specified in an award certificate signed by the CEO.

7. PERFORMANCE CONDITIONS

7.1 Following each Period, the Board or the Committee will certify in writing the amount of the Awards held by each Participant with respect to which
Performance Conditions have been satisfied pursuant to the above section 6 and these sub-sections 7.1 and 7.2. The certification with respect to the Period ending December 31, 2007 shall take place not later than the third anniversary of the consummation of the initial public offering of Shares. No Awards will vest for any Period until such

written certification is made by the Board or the Committee. Subject to any legal requirements, Shares subject to Performance Shares that have vested with respect to a Period (including any Performance Shares obtained through the reinvestment of dividends) will be delivered as soon as practicable following such certification by the Board or the Committee. Subject to any legal requirements, Options and SARs that have vested may be exercised following such certification by the Board or the Committee.

7.2 The Committee reserves the right to vary Performance Conditions for future grants, provided that, in its reasonable discretion, it determines that such new
Performance Conditions are no less challenging than the original Performance
Conditions in light of the Corporation's business circumstances and its internal forecasts.

8. SHARES SUBJECT TO THE PLAN

Subject to adjustment in the event of any dividend or other distribution, recapitalization, stock split, reorganization, merger, consolidation or other similar corporate transaction, a total of 1,000,000 Shares may be delivered pursuant to Awards.

9. PLAN ADMINISTRATION

9.1 The Plan shall be administered by the Board or the Committee, which shall consist of at least four members of the Board.

9.2 The Board or the Committee is allowed to make use of the services of Human
Resource and/or Share Incentive Plans specialists for a more effective administration of the Plan to the benefit of both the Corporation and
Participants.

9.3 The Board or the Committee shall have the full power to administer and interpret the Plan and to establish rules for its administration. The Board or the Committee may administer the Plan in all respects including the proration or adjustment of Awards in the case of retirements, terminations, dismissal or death and other conditions as appropriate. The Board or the Committee may at any time accelerate the vesting of an Award.

9.4 The Board or the Committee, in making any determination under or referred to in the Plan, shall be entitled to rely on opinions, reports or statements of officers or employees of the Corporation and other entities and of counsel, public accountants and other professional expert persons.

10. AMENDMENT AND TERMINATION OF THE PLAN

The Board may at any time or from time to time, suspend or terminate the Plan, in whole or in part, or amend it in such respects as the Board may determine in its discretion (provided that such discretion is exercised fairly and reasonably).

11. MISCELLANEOUS PROVISIONS

11.1 Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to continue to be employed by or perform services for the Corporation or any subsidiary.

11.2 The Corporation and its subsidiaries shall have the right to deduct from any Awards any federal, state, local or foreign/domestic income or other taxes required to be withheld with respect to such Awards or to require a cash payment from the Participant prior to delivery of any Shares with respect to such
Awards.

11.3 All determinations and decisions of an administrative nature made by the
Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding.

11.4 Nothing in any Participant's contract of employment shall be construed as giving to any Participant a right to receive an Award under this Plan. If a
Participant shall cease to be employed within the Corporation or any subsidiary for any reason, including as a result of being wrongfully or unfairly dismissed, he/she shall not be entitled, and by participating in this Plan shall be deemed to have waived any possible entitlement, to any sum or benefit to compensate him/her for any consequential loss or curtailment of any right or benefit accrued or in prospect under this Plan, and any such loss or curtailment shall not form part of any claim for damages for breach of any contract of employment of any Participant or compensation for unfair or wrongful dismissal or any other claim whatsoever.

11.5 Unless otherwise determined by the Committee, in the event of the death of a Participant, whilst he is employed within the Corporation or a subsidiary, any unvested Awards held by the Participant shall vest pro rata, to the extent that the Board or the Committee determines that applicable Performance Conditions have been satisfied. (The determination of whether Performance Conditions have been satisfied may be made at the time such determination is made for the Period to which those Performance Conditions relate or at any other time, as determined by the Board or Committee.) Any remaining unvested Awards shall be forfeited immediately. Any vested Options or SARs held by a Participant on the date of the
Participant's death (including any Options or SARs that vest pro rata in accordance with this Section 11.5) shall remain exercisable for a period of six months following the date of death, but in no event longer than ten years after the date such Options or SARs were granted.

11.6 A Participant is a Good Leaver if he ceases to be employed within the
Corporation or a subsidiary by reason of:

     (a) injury, ill-health or disability;

     (b) redundancy;

     (c) early retirement with the consent of the Corporation or retirement on or after contractual retirement age; or

     (d) any other reason which the Board or the Committee determines justifies treating the Participant as a Good Leaver for the purpose of this Plan.

11.7 Unless otherwise determined by the Committee, if a Participant terminates employment as a Good Leaver, any Awards held by the Participant shall vest pro rata to the extent that the Board or the Committee determines that applicable
Performance Conditions have been satisfied. (The determination of whether
Performance Conditions have been satisfied may be made at the time such determination is made for the Period to which those Performance Conditions relate or at any other time, as determined by the Board or Committee.) Any remaining unvested Awards shall be forfeited immediately. Any vested Options or
SARs held by a Participant on the date the Participant's employment terminates as a Good Leaver (including any Options or SARs that vest pro rata in accordance with this Section 11.7) shall remain exercisable for a period of three months following the date of such termination of employment, but in no event longer than ten years after the date such Options or SARs were granted.

11.8 Unless otherwise determined by the Committee, if a Participant's employment terminates other than as a result of death or termination as a Good Leaver, all unvested Awards will be immediately forfeited. Any vested Options or SARs held by a Participant on the date of such a termination shall remain exercisable for a period of three months following the date of such termination of employment, but in no event longer than ten years after the date such Options or SARs were granted; provided that if a Participant's employment is terminated by the
Corporation for cause (as determined by the Committee in its sole discretion)
all vested and unvested Options and SARs shall immediately terminate and shall be forfeited as of the date of such termination.

11.9 Notwithstanding any other provision of this Plan, if there is a Change in
Control (as defined in Section 11.10 below) of the Corporation, all then outstanding Awards held by each Participant as of the date of such Change of
Control shall immediately vest and any restrictions on Awards held by such
Participant shall immediately lapse. Following a Change of Control, if deemed appropriate or desirable by the Committee in its sole discretion, each outstanding Award may be canceled by providing for a cash payment to the holder of such Award in consideration for the cancelation of such Award, including, in the case of any outstanding Options or SARs, a cash payment to the holder of such Options or SARs in consideration for such cancelation in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the
Committee) of the Shares subject to such Options or SARs less the aggregate exercise price of such Options or SARs (it being understood that, in such event, any such Options or SARs having a per Share exercise price equal to, or in excess of, the Fair Market Value of a Share subject to such Options or SARs may be canceled and terminated without any payment or consideration therefor).

11.10 For purposes of this Section 11.10, a "Change in Control" of the
Corporation shall be deemed to have occurred upon consummation of any of the following events (unless otherwise provided by the Committee in an Award agreement or unless another definition is provided in any applicable individual change in control agreement between the Corporation and the Participant, in which case such agreement shall govern):

     (a) The sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Corporation taken as a whole to any other person or group, other than a creation of a holding company that does not involve a change in the beneficial ownership of the Corporation as a result of the transaction.

     (b) The adoption of a plan relating to the liquidation or dissolution of the Corporation.

     (c) Any person or group (other than Evangelos Marinakis and Eirini
     Marinakis) is or becomes the beneficial owner (except that a person shall be deemed to have beneficial ownership of all shares that such person has a right to acquire, whether such right is exercisable immediately or after 60 days), directly or indirectly, of more than 40,1% of the voting power of the voting stock of the Corporation by way of purchase, merger or consolidation or otherwise.

     (d) The merger or consolidation with or into another person or merger of another person into the Corporation with the effect that immediately after that transaction the existing stockholders of the Corporation immediately before the transaction hold, directly or indirectly, less than 59,9% of the total voting power of all securities generally entitled to vote in the election of directors, managers or trustees of the person surviving the merger or consolidation.

11.11 Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the Participant's lifetime, only by the
Participant. Notwithstanding the foregoing, at the discretion of the Board or the Committee, an Award may be transferred by a Participant solely to the
Participant's spouse, siblings, parents, children and grandchildren, trusts for the benefit of such persons, or partnerships, corporations, limited liability companies or other entities owned solely by such persons, subject to any restriction included in the Plan.

11.12 The Plan shall be governed by, and construed and enforced in accordance with, the laws of the Republic of Marshall Islands from time to time in force and any dispute that relates to the interpretation or implementation of this
Plan or any Award granted hereunder shall be subject to Arbitration in the
Republic of the Marshall Islands by a sole arbitrator if the Corporation and the
Participant so choose or else either party may chose its own arbitrator and the two so appointed arbitrators may appoint an umpire in case of disagreement.